                              [RENAISSANCERE LOGO]

       RENAISSANCERE REPORTS RECORD OPERATING INCOME OF $195.7 MILLION FOR
  THE FIRST QUARTER OF 2006; RECORD OPERATING INCOME PER COMMON SHARE OF $2.73
                    VS. $0.76 FOR THE FIRST QUARTER OF 2005.

  $179.0 MILLION OF NET INCOME FOR THE FIRST QUARTER OF 2006; $2.49 NET INCOME
            PER COMMON SHARE VS. $0.62 FOR THE FIRST QUARTER OF 2005.

PEMBROKE, BERMUDA, MAY 2, 2006 -- RenaissanceRe Holdings Ltd. (NYSE: RNR) today reported $195.7 million in first quarter operating income available to common shareholders compared to $54.5 million in the first quarter of 2005. Operating income excludes net realized investment losses of $16.8 million and $10.2 million in the first quarters of 2006 and 2005, respectively. Operating income per common share was $2.73 in the first quarter of 2006, compared to $0.76 in the first quarter of 2005. Net income available to common shareholders was
$179.0 million or $2.49 per common share in the quarter, compared to net income available to common shareholders of $44.3 million or $0.62 per common share for the same quarter of 2005.

Neill A. Currie, CEO, commented, "We had a strong first quarter with over 8%
growth in our book value per common share. Our first quarter results benefited from light catastrophe losses and lower than expected reported claims on prior year reserves within our Reinsurance segment, but also demonstrate the ongoing strength of the RenaissanceRe business and franchise."

Mr. Currie continued, "Given improving pricing and terms for catastrophe reinsurance, we grew our managed catastrophe reinsurance premium by 23% in the quarter; for the year, we continue to expect growth of over 15%, but recognize that there is substantial uncertainty - and potential upside - depending largely upon the ultimate magnitude of our opportunities in Florida. Conversely, we are seeing fewer attractive opportunities within specialty reinsurance than we had hoped. Our specialty premium declined by 43% which is more pronounced than our
2006 guidance of a 35% decline, although our specialty premium can fluctuate from quarter to quarter. Our Individual Risk segment is on track with our expectations of 15% top line growth for the year and generated solid underwriting income for the quarter."

Mr. Currie added, "Overall, we are pleased with the performance for the quarter.
The team is energized, and we are well positioned to participate in the hardening property catastrophe market we now see for this year."

FIRST QUARTER 2006 RESULTS
--------------------------

PREMIUMS
--------

Gross premiums written for the first quarter of 2006 were $748.4 million, compared to $694.3 million for the same quarter of 2005. Gross premiums written include $577.7 million in gross premiums written for the Company's Reinsurance segment in the first quarter of 2006, compared to $585.3 million for the same quarter of 2005; and $170.7 million in gross premiums written for the Company's
Individual Risk segment in the first quarter of 2006, compared to $109.0 million for the same quarter of 2005. Net premiums written for the first quarter of 2006 were $697.8 million, compared to $615.8 million for the same quarter of 2005.
Net premiums written include $548.5 million in net premiums written for the
Company's Reinsurance segment in the first quarter of 2006, compared to $528.1 million for the same quarter of 2005; and $149.4 million in net premiums written for the Company's Individual Risk segment in the first quarter of 2006, compared to $87.7 million for the same quarter of 2005.

Net premiums earned for the first quarter of 2006 were $351.7 million, compared to $301.5 million for the same quarter of 2005. Net premiums earned include
$213.4 million in net premiums earned for the Company's Reinsurance segment in the first quarter of 2006, compared to $200.4 million for the same quarter of
2005; and $138.3 million in net premiums earned for the Company's Individual
Risk segment in the first quarter of 2006, compared to $101.1 million for the same quarter of 2005.

Premiums for the first quarter of 2006 include $174.1 million of gross premiums written, $176.7 million of net premiums written and $60.8 million of net premiums earned by the Company's consolidated joint venture, DaVinci Reinsurance
Ltd. ("DaVinci"), during the first quarter of 2006, compared to $104.7 million of gross premiums written, $119.4 million of net premiums written and $40.9 million of net premiums earned by DaVinci during the first quarter of 2005.
Since December, 2005, DaVinci has raised $374.3 million in equity capital
(December 2005 and February 2006) and has increased its funded bank debt by
$60.0 million (April 2006) to support its growth.

UNDERWRITING RATIOS, RESERVE DEVELOPMENT
----------------------------------------

For the first quarter of 2006, the Company generated a combined ratio of 53.7%, a loss ratio of 28.2% and an underwriting expense ratio of 25.5%, compared to a combined ratio, loss ratio and underwriting expense ratio of 90.2%, 66.9% and
23.3%, respectively, for the first quarter of 2005. During the first quarter of
2006, the Company recorded favorable development on prior year reserves of $41.9 million or a decrease of 11.9 percentage points in the Company's quarterly loss ratio. Net paid losses for the quarter were $247.0 million compared to $159.5 million in the first quarter of 2005.

Reinsurance Segment

The Company's Reinsurance segment generated a loss ratio of 17.2% and an underwriting expense ratio of 19.2% for the first quarter of 2006, compared to a loss ratio and underwriting expense ratio of 70.8% and 17.4%, respectively, for the first quarter of 2005. The results for the first quarter of 2006 include
$75.7 million of current accident year net claims and claim expenses resulting in a current accident year loss ratio of 35.5%, compared to current accident year net claims and claim expenses and a current accident year loss ratio of
$160.0 million and 79.9%, respectively, for the first quarter of 2005. The first quarter of 2005 was negatively impacted by European windstorm Erwin which generated $60.7 million of net claims and claim expenses in the first quarter of
2005 and added 30.3 percentage points to the 2005 first quarter loss ratio.
During the first quarter of 2006, the Company's Reinsurance segment contributed
$39.0 million of favorable development on prior year reserves or a decrease of
18.3 percentage points to the Company's quarterly loss ratio. The favorable development was driven by lower than expected reported claims on prior year reserves in the Company's specialty reinsurance unit.

Individual Risk Segment

The Company's Individual Risk segment generated a loss ratio of 45.2% and an underwriting expense ratio of 35.2% for the first quarter of 2006, compared to a loss ratio and underwriting expense ratio of 59.0% and 35.2%, respectively, for the first quarter of 2005. The results for the first quarter of 2006 include
$65.4 million of current accident year net claims and claim expenses resulting in a current accident year loss ratio of 47.3%, compared to current accident year net claims and claim expenses and a current accident year loss ratio of
$59.2 million and 58.5%, respectively, in the first quarter of 2005. During the quarter, the Company's Individual Risk segment contributed $2.9 million of favorable development on prior year reserves.

EQUITY IN EARNINGS OF OTHER VENTURES
------------------------------------

Equity in earnings of other ventures generated $6.6 million in income in the first quarter of 2006 compared to $7.6 million in income in the first quarter of
2005. In 2006 this included the Company's equity in the earnings of its investments in Top Layer Reinsurance Ltd. ("Top Layer Re"), ChannelRe Holdings
Ltd. ("ChannelRe") and Tower Hill Capital Holdings Inc. ("Tower Hill"). In 2005,
it included the Company's equity in the earnings of its interests in Top Layer
Re and ChannelRe. The decrease was principally due to a $0.7 million and a $0.4 million reduction of equity in earnings from Top Layer Re and ChannelRe, respectively.

OTHER INCOME
------------

During the first quarter of 2006 the Company recognized a $1.7 million net loss on fees and other items compared to a $3.5 million net loss in the first quarter of 2005. Fee income remained stable at $1.0 million in the first quarter of 2006 compared to the first quarter of 2005. Other items generated a loss of $2.7 million in the first quarter of 2006, principally driven by a $3.3 million mark-to-market loss on the Company's warrant to purchase 2.5 million shares of
Platinum Underwriters Holding Ltd. ("Platinum") common stock, compared with a loss of $4.5 million in the first quarter of 2005, which included a $2.1 million mark-to-market loss on the Platinum warrant and a $2.0 million mark-to-market loss on the Company's short position in credit derivatives.

NET INVESTMENT INCOME AND NET REALIZED GAINS AND LOSSES ON INVESTMENTS
----------------------------------------------------------------------

Net investment income for the first quarter of 2006 was $80.4 million, compared to $51.2 million for the same quarter in 2005 reflecting a higher yield on our portfolio of fixed maturity investments available for sale and short term investments, partially offset by our decreased allocation to higher yield fixed maturity investments. Other investments, which include the Company's hedge fund and private equity investments, generated $26.7 million of net investment income in the first quarter of 2006 compared with $18.7 million in the first quarter of
2005.

During the first quarter of 2006, the Company recorded $16.8 million of net realized losses compared to $10.2 million in the first quarter of 2005. Included in net realized losses are other than temporary impairment charges of $18.8 million and $2.8 million in the first quarter of 2006 and 2005, respectively, with respect to the Company's portfolio of fixed maturity investments available for sale.

OTHER ITEMS
-----------

Corporate expenses of $5.7 million were incurred during the first quarter of
2006 compared to $11.3 million in the first quarter of 2005. The difference in such expenses principally relates to the difference in costs incurred related to the Company's internal review and the ongoing investigations into the Company and certain of its present and former executive officers by governmental authorities, which totaled $1.2 million in the first quarter of 2006 compared to
$7.4 million in the first quarter of 2005.

The Company's cash flows from operations were $146.1 million for the first quarter of 2006, compared to $253.2 million for the first quarter of 2005.

Shareholders' equity attributable to common shareholders was $1.9 billion at
March 31, 2006, compared to $1.8 billion at December 31, 2005. Book value per common share at March 31, 2006 was $26.65, compared to $24.52 per common share at December 31, 2005.

This press release includes certain non-GAAP financial measures including
"operating income," "operating income per common share," "operating return on average common equity (annualized)" and "managed catastrophe premium". A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data.

RenaissanceRe Holdings Ltd. will host a conference call on Wednesday, May 3,
2006 at 8:30 a.m. (EDT) to discuss this release. Live broadcast of the conference call will be available through the Investor Section of
RenaissanceRe's website at www.renre.com.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance.
Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2)
Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under "Safe Harbor" Provisions of the Private Securities
Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005.

INVESTOR CONTACT:                                     MEDIA CONTACT:
Todd R. Fonner                                        David Lilly or Dawn Dover
Senior Vice President - Treasurer                     Kekst and Company
RenaissanceRe Holdings Ltd.                           (212) 521-4800
(441) 239-4801

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                  SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
               For the three months ended March 31, 2006 and 2005
        (in thousands of United States Dollars, except per share amounts)
                                   (Unaudited)

                                                                          THREE MONTHS ENDED
                                                                  ------------------------------------
                                                                  MARCH 31, 2006        MARCH 31, 2005
                                                                  --------------        --------------

REVENUES
  Gross premiums written                                          $     748,392         $     694,333
                                                                  ==============        ==============

  Net premiums written                                            $     697,835         $     615,793
  Increase in unearned premiums                                        (346,163)             (314,292)
                                                                  --------------        --------------
  Net premiums earned                                                   351,672               301,501
  Net investment income                                                  80,434                51,215
  Net foreign exchange gains                                              3,023                   714
  Equity in earnings of other ventures                                    6,552                 7,567
  Other loss                                                             (1,679)               (3,515)
  Net realized losses on investments                                    (16,756)              (10,189)
                                                                  --------------        --------------
  TOTAL REVENUES                                                        423,246               347,293
                                                                  --------------        --------------

EXPENSES
  Net claims and claim expenses incurred                                 99,178               201,648
  Acquisition expenses                                                   68,814                51,508
  Operational expenses                                                   20,931                18,843
  Corporate expenses                                                      5,739                11,339
  Interest expense                                                        9,301                 6,605
                                                                  --------------        --------------
TOTAL EXPENSES                                                          203,963               289,943
                                                                  --------------        --------------
Income before minority interest and taxes                               219,283                57,350
Minority interest - DaVinciRe                                            31,457                 4,384
                                                                  --------------        --------------
Income before taxes                                                     187,826                52,966
Income tax expense                                                         (183)                    -
                                                                  --------------        --------------
  NET INCOME                                                            187,643                52,966
Dividends on preference shares                                            8,663                 8,663
                                                                  --------------        --------------
  NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                     $     178,980         $      44,303
                                                                  ==============        ==============

Operating income available to common shareholders
  per Common Share - diluted (1)                                  $        2.73         $        0.76

Net income available to common shareholders
  per Common Share - basic                                        $        2.52         $        0.63
Net income available to common shareholders
  per Common Share - diluted                                      $        2.49         $        0.62

Average shares outstanding - basic                                       70,935                70,358
Average shares outstanding - diluted                                     71,786                71,951

Net claims and claim expense ratio                                         28.2%                 66.9%
Underwriting expense ratio                                                 25.5%                 23.3%
                                                                  --------------        --------------
Combined ratio                                                             53.7%                 90.2%
                                                                  ==============        ==============

Operating return on average common equity (annualized) (1)                 42.7%                 10.2%
                                                                  ==============        ==============

(1) Excludes net realized losses on investments (see - "Comments on
    Regulation G")

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                       SUMMARY CONSOLIDATED BALANCE SHEETS
        (in thousands of United States Dollars, except per share amounts)

                                                                                        AT
                                                                    -----------------------------------------
                                                                      MARCH 31, 2006        DECEMBER 31, 2005
                                                                    ------------------      -----------------
                                                                        (Unaudited)             (Audited)

ASSETS
Fixed maturity investments available for                             $     3,101,935         $    2,872,294
  sale, at fair value
Short term investments, at cost                                            1,621,623              1,653,618
Other investments, at fair value                                             506,974                586,467
Investments in other ventures, under equity method                           172,618                178,774
                                                                    ------------------      -----------------
  Total investments                                                        5,403,150              5,291,153
Cash and cash equivalents                                                    240,684                174,001
Premiums receivable                                                          566,956                363,105
Ceded reinsurance balances                                                    62,856                 57,134
Losses recoverable                                                           625,697                673,190
Accrued investment income                                                     31,785                 25,808
Deferred acquisition costs                                                   138,802                107,951
Other assets                                                                  88,332                178,919
                                                                    ------------------      -----------------
  TOTAL ASSETS                                                       $     7,158,262         $    6,871,261
                                                                    ==================      =================

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY
LIABILITIES
Reserve for claims and claim expenses                                $     2,419,252         $    2,614,551
Reserve for unearned premiums                                                853,629                501,744
Debt                                                                         500,000                500,000
Subordinated obligation to capital trust                                     103,093                103,093
Reinsurance balances payable                                                 268,620                292,307
Other liabilities                                                             65,850                142,815
                                                                    ------------------      -----------------
  TOTAL LIABILITIES                                                        4,210,444              4,154,510
                                                                    ------------------      -----------------
Minority interest - DaVinciRe                                                531,929                462,911

SHAREHOLDERS' EQUITY
Preference shares                                                            500,000                500,000
Common shares and additional paid-in capital                                 352,055                351,285
Accumulated other comprehensive income                                         2,088                  4,760
Retained earnings                                                          1,561,746              1,397,795
                                                                    ------------------      -----------------
  TOTAL SHAREHOLDERS' EQUITY                                               2,415,889              2,253,840
                                                                    ------------------      -----------------
  TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY      $     7,158,262         $    6,871,261
                                                                    ==================      =================

BOOK VALUE PER COMMON SHARE                                          $         26.65         $        24.52
                                                                    ==================      =================

COMMON SHARES OUTSTANDING                                                     71,881                 71,523
                                                                    ==================      =================

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
           UNAUDITED SUPPLEMENTAL FINANCIAL DATA - SEGMENT INFORMATION
                     (in thousands of United States Dollars)

                                                              THREE MONTHS ENDED MARCH 31, 2006
                                              ------------------------------------------------------------------
                                               REINSURANCE    INDIVIDUAL RISK         OTHER            TOTAL
                                              -------------   ---------------     -------------    -------------

Gross premiums written (1)                    $    577,668      $    170,724       $         -     $     748,392
                                              =============   ===============                      =============
Net premiums written                          $    548,457      $    149,378                 -     $     697,835
                                              =============   ===============                      =============
Net premiums earned                           $    213,373      $    138,299                 -     $     351,672
Net claims and claim expenses incurred              36,680            62,498                 -            99,178
Acquisition expenses                                28,506            40,308                 -            68,814
Operational expenses                                12,544             8,387                 -            20,931
                                              -------------   ---------------     -------------    -------------
Underwriting income                           $    135,643      $     27,106                 -           162,749
                                              =============   ===============
Net investment income                                                                   80,434            80,434
Equity in earnings of other ventures                                                     6,552             6,552
Other loss                                                                              (1,679)           (1,679)
Interest and preference share dividends                                                (17,964)          (17,964)
Minority interest - DaVinciRe                                                          (31,457)          (31,457)
Other items, net                                                                        (2,899)           (2,899)
Net realized losses on investments                                                     (16,756)          (16,756)
                                                                                  -------------    -------------
Net income available to common shareholders                                        $    16,231     $     178,980
                                                                                  =============    =============

Net claims and claim expenses incurred
  - current accident year                     $     75,713      $     65,367                       $     141,080
Net claims and claim expenses incurred
  - prior years                                    (39,033)           (2,869)                            (41,902)
                                              -------------   ---------------                      -------------
Net claims and claim expenses incurred
  - total                                     $     36,680      $     62,498                       $      99,178
                                              =============   ===============                      =============

Net claims and claim expense ratio
  - accident year                                     35.5%             47.3%                               40.1%
                                              =============   ===============                      =============
Net claims and claim expense ratio
  - calendar year                                     17.2%             45.2%                               28.2%
Underwriting expense ratio                            19.2%             35.2%                               25.5%
                                              -------------   ---------------                      -------------
Combined ratio                                        36.4%             80.4%                               53.7%
                                              =============   ===============                      =============

(1)  Reinsurance segment gross premiums written excludes $6.1 million of premiums assumed from the Individual Risk segment.

                                                               THREE MONTHS ENDED MARCH 31, 2005
                                              ------------------------------------------------------------------
                                               REINSURANCE    INDIVIDUAL RISK         OTHER            TOTAL
                                              -------------   ---------------     -------------    -------------

Gross premiums written (1)                    $    585,284      $    109,049       $         -     $     694,333
                                              =============   ===============                      =============
Net premiums written                          $    528,133      $     87,660                 -     $     615,793
                                              =============   ===============                      =============
Net premiums earned                           $    200,370      $    101,131                 -     $     301,501
Net claims and claim expenses incurred             141,944            59,704                 -           201,648
Acquisition expenses                                20,538            30,970                 -            51,508
Operational expenses                                14,227             4,616                 -            18,843
                                              -------------   ---------------     -------------    -------------
Underwriting income                           $     23,661      $      5,841                 -            29,502
                                              =============   ===============
Net investment income                                                                   51,215            51,215
Equity in earnings of other ventures                                                     7,567             7,567
Other loss                                                                              (3,515)           (3,515)
Interest and preference share dividends                                                (15,268)          (15,268)
Minority interest - DaVinciRe                                                           (4,384)           (4,384)
Other items, net                                                                       (10,625)          (10,625)
Net realized losses on investments                                                     (10,189)          (10,189)
                                                                                  -------------    -------------
Net income available to common shareholders                                        $    14,801     $      44,303
                                                                                  =============    =============
Net claims and claim expenses incurred
  - current accident year                     $    160,036      $     59,202                       $     219,238
Net claims and claim expenses incurred
  - prior years                                    (18,092)              502                             (17,590)
                                              -------------   ---------------                      -------------
Net claims and claim expenses incurred
  - total                                     $    141,944      $     59,704                       $     201,648
                                              =============   ===============                      =============
Net claims and claim expense ratio
  - accident year                                     79.9%             58.5%                               72.7%
                                              =============   ===============                      =============
Net claims and claim expense ratio
  - calendar year                                     70.8%             59.0%                               66.9%
Underwriting expense ratio                            17.4%             35.2%                               23.3%
                                              -------------   ---------------                      -------------
Combined ratio                                        88.2%             94.2%                               90.2%
                                              =============   ===============                      =============

(1)  Reinsurance segment gross premiums written excludes $11.5 million of premiums assumed from the Individual Risk segment.

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                      UNAUDITED SUPPLEMENTAL FINANCIAL DATA
                     (in thousands of United States Dollars)

GROSS WRITTEN PREMIUMS                                                     THREE MONTHS ENDED
----------------------                                            ------------------------------------
                                                                  MARCH 31, 2006        MARCH 31, 2005
                                                                  --------------        --------------

Renaissance catastrophe premiums                                   $    281,725          $    253,019
Renaissance specialty premiums                                          121,843               227,525
                                                                  --------------        --------------
  Total Renaissance Reinsurance premiums                                403,568               480,544
                                                                  --------------        --------------
DaVinci catastrophe premiums                                            152,879                82,638
DaVinci specialty premiums                                               21,221                22,102
                                                                  --------------        --------------
  Total DaVinci Reinsurance premiums                                    174,100               104,740
                                                                  --------------        --------------
    Total Reinsurance premiums (1)                                      577,668               585,284
Individual Risk premiums                                                170,724               109,049
                                                                  --------------        --------------
    Total premiums                                                 $    748,392          $    694,333
                                                                  ==============        ==============
Total managed catastrophe premiums (2)                             $    460,389          $    375,438
                                                                  ==============        ==============
Total specialty premiums                                           $    143,064          $    249,627
                                                                  ==============        ==============

(1)  Reinsurance gross premiums written excludes $6.1 million of premiums assumed from the Individual Risk segment for the three months ended March
     31, 2006 and $11.5 million of premiums assumed from the Individual Risk segment for the three months ended March 31, 2005.

(2)  Total managed catastrophe premiums include Renaissance and DaVinci catastrophe premium, as above, and catastrophe premium of $25.8 million and
     $39.8 million for the three months ended March 31, 2006 and 2005, respectively, written on behalf of our joint venture, Top Layer Re. (see -
     "Comments on Regulation G")

COMMENTS ON REGULATION G

In addition to the GAAP financial measures set forth in this Press Release, the
Company has included certain non-GAAP financial measures in this Press Release within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.

The Company uses "operating income" as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. "Operating income" as used herein differs from "net income available to common shareholders", which the Company believes is the most directly comparable GAAP measures, by the exclusion of net realized gains and losses on investments. In addition, the Company's management believes that
"operating income" is useful to investors because they more accurately measure and predict the Company's results of operations by removing the variability arising from fluctuations in the Company's investment portfolio, which is not considered by management to be a relevant indicator of business operations. The
Company also uses "operating income" to calculate "operating income per common share" and "operating return on average common equity (annualized)". The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share to operating income available to common shareholders per common share; and 3) return on average common equity
(annualized) to operating return on average common equity (annualized):

                                                                           THREE MONTHS ENDED
                                                                  ------------------------------------
(In thousands of U.S. dollars, except for per share amounts)      MARCH 31, 2006        MARCH 31, 2005
                                                                  --------------        --------------

Net income available to common shareholders                        $    178,980          $     44,303
  Adjustment for net realized losses on investments                      16,756                10,189
                                                                  --------------        --------------
Operating income available to common shareholders                  $    195,736          $     54,492
                                                                  ==============        ==============

Net income available to common shareholders per common share       $       2.49          $       0.62
  Adjustment for net realized losses on investments                        0.24                  0.14
                                                                  --------------        --------------
Operating income available to common shareholders
  per common share - diluted                                       $       2.73          $       0.76
                                                                  ==============        ==============

Return on average common equity (annualized)                               39.0%                  8.3%
  Adjustment for net realized losses on investments                         3.7%                  1.9%
                                                                  --------------        --------------
Operating return on average common equity (annualized)                     42.7%                 10.2%
                                                                  ==============        ==============

The Company has also included in this Press Release "managed catastrophe premium". "Managed catastrophe premium" is defined as gross catastrophe premium written by Renaissance Reinsurance and its related joint ventures. "Managed catastrophe premium" differs from total catastrophe premium, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premium written on behalf of the Company's joint venture Top Layer
Re, which is accounted for under the equity method of accounting. The Company's management believes "managed catastrophe premium" is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premium assumed by the Company through its consolidated subsidiaries and related joint ventures.